SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) July 6, 1999


                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


         New York                     0-25812                    16-1353600
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(State or other jurisdiction        (Commission                (IRS Employer
        of incorporation)           File Number)             Identification No.)


510 Huntmar Park Drive, Herndon, Virginia                              20170
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code (703) 904-4100



          (Former name or former address, if changed since last report)
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

Item 5.       Other Events

         On July 6, 1999, PSINet Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 10.1        Third Amendment dated as of
                                               June 30, 1999 to the Credit
                                               Agreement, dated as of September
                                               29, 1998, among the registrant,
                                               the lenders party thereto, The
                                               Chase Manhattan Bank, as
                                               administrative agent, Fleet
                                               National Bank, as syndication
                                               agent, and The Bank of New York,
                                               as documentation agent.

                           Exhibit 99.1        Press release dated July 6, 1999.

         SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:        July 13, 1999                    PSINET INC.


                                               By:  /s/  David N. Kunkel
                                                  ------------------------------
                                                  David N. Kunkel
                                                  Executive Vice President and
                                                  General Counsel

                                  EXHIBIT INDEX




Exhibit
 Number         Exhibit Name                                           Location
 ------         ------------                                           --------
  10.1          Third Amendment dated as of June 30,                       5
                1999 to the Credit Agreement, dated as
                of September 29, 1998, among the registrant, the lenders party thereto, The Chase Manhattan
                Bank, as administrative agent, Fleet National
                Bank, as syndication agent, and The Bank of New York, as documentation agent.

  99.1          Press release dated July 6, 1999.                          9